AGREEMENT AND GENERAL RELEASE



     This Agreement and General Release (the "Agreement") is made and entered into in Hauppauge, New York, as of June 10, 2004 among Audiovox Communications Corp. (the "Company"), Audiovox Corporation ("Audiovox"), and Philip Christopher ("Executive"), who is domiciled at 108 Fairway View Drive, Commack, New York 11725.

     WHEREAS, the Company has entered into an agreement to sell substantially all of its assets and transfer certain of its liabilities to UTStarcom, Inc. (the "APA"); and

     WHEREAS, upon the consummation of the transactions contemplated by the APA, Executive, the Company and Audiovox desire to terminate the Employment Agreement effective as of May 29, 2002 by and among the Company, Executive and Audiovox (the "Employment Agreement"); and

     WHEREAS, upon consummation of the transactions contemplated by the APA, Executive and the Company desire to terminate the Award Agreement dated June 1, 2002 evidencing the grant of an award pursuant to the Company's Long-Term Incentive Compensation Plan (the "Plan") entered into between the Company and Executive (the "Award Agreement"); and

     WHEREAS, Executive and the Company desire to settle fully and finally any and all differences between them, including, but not limited to, any differences that may arise out of Executive's employment with the Company and the termination thereof;

     NOW, THEREFORE, IT IS HEREBY AGREED THAT:

     1. The Employment Agreement will terminate, effective upon the consummation of the transactions contemplated by the APA (the "Termination Date").

     2. The Award Agreement will terminate on the Termination Date.

     3. (a) Executive shall be paid Executive's regular salary for services performed during the period through the Termination Date, in accordance with prevailing company payroll practices.

     (b) Effective on the later of (i) eight (8) days after the Company has received a fully executed original copy of this Agreement, or (ii) the Termination Date, the Company, in full and final settlement of any and all claims as set forth in this Agreement, and as consideration for this Agreement, shall pay the Executive $4,000,000.00.

     4. Executive represents, warrants, and acknowledges that the Company and Audiovox owe Executive no wages, commissions, bonuses, vacation pay, or other compensation or payments of any kind or nature, in connection with Executive's employment by the Corporation, other than as provided in this Agreement.



                                  Exhibit 99.4
1

     5. Executive, in consideration of this Agreement, in consideration of the monies paid to Executive pursuant to this Agreement, and for other good and valuable consideration received from the Company, receipt whereof is hereby acknowledged, releases and forever discharges Audiovox, the Company and the Company's current, former, and future controlling shareholders, subsidiaries, affiliates, related companies, predecessor companies, divisions, directors, trustees, officers, employees, agents, attorneys, successors, and assigns (and the current, former and future controlling shareholders, directors, trustees, officers, employees, agents, and attorneys of such subsidiaries, affiliates, related companies, predecessor companies, and divisions), and all persons acting by, through under, or in concert with any of them (the Company and the foregoing other persons and entities are hereinafter defined separately and collectively as the "Releasees"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever up to the date of Executive's execution of this Agreement, whether known or unknown in. law, admiralty, or equity, whether statutory or common law, whether federal, state, local, or otherwise, arising out of Executive's employment with the Company, the Employment Agreement, the Plan and Award Agreement, any agreement concerning such employment, or the termination of such employment, including, but not limited to:

     (a) any and all claims of wrongful discharge or breach of contract, any and all claims for equitable estoppel, any and all claims for employee benefits, including, but not limited to, any and all claims under the Employee Retirement Income Security Act of 1974, as amended, and any and all claims of employment discrimination on any basis, including, but not limited to, any and all claims under Title VII of the Civil Rights Act of 1964, as amended, under the Age Discrimination in Employment Act of 1967, as amended, under the Civil Rights Act of 1866, 42 U.S.C. ss. 1981, under the Civil Rights Act of 1991, as amended, under the Americans With Disabilities Act of 1990, as amended, under the Immigration Reform and Control Act of 1986, and under any applicable New York state or local fair employment practices statute;

     (b) any and all claims under any other federal, state, or local labor law, civil rights law, fair employment practices law, or human rights law;

     (c) any and all claims of slander, libel, defamation, invasion of privacy, intentional or negligent infliction of emotional distress, intentional or negligent misrepresentation, fraud, and prima facie tort; and

     (d) any and all claims for monetary recovery, including, but not limited to, back pay, front pay, liquidated, compensatory, and punitive damages, and attorneys' fees, experts' fees, disbursements, and costs, which against the Releasees, Executive, Executive's heirs, executors, administrators, successors, and assigns ever had, now have, or hereafter can, shall, or may have, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world to the date of Executives execution of this Agreement.



                                  Exhibit 99.4

     6. Except as otherwise provided in Paragraphs 18 and 19 of this Agreement, Executive represents and warrants that Executive has never commenced or filed, and Executive covenants and agrees never to commence, file, aid, or in any way prosecute or cause to be commenced or prosecuted against the Releasees any action, charge, complaint, or other proceeding, whether administrative, judicial, legislative, or otherwise, relating to Executive's employment with the Company, including, but not limited to, any action or proceeding for attorneys' fees, experts' fees disbursements, or costs based upon or seeking relief on account of actions or failures to act by the Releasees which may have occurred or failed to occur before Executive's execution of this Agreement.

     7. Except as otherwise provided in Paragraph 18 of this Agreement, Executive represents and warrants that no person other than Executive is entitled to assert any claim based on or arising out of any alleged discriminatory, unlawful, wrongful, tortious, or other conduct against Executive by the Releasees including, but not limited to, arty and all claims for attorneys' fees or damages resulting as a consequence thereof, based upon or seeking relief on account of actions or failures to act by the Releasees which may have occurred or failed to occur before Executive's execution of this Agreement. Except as otherwise provided in Paragraph 18 of this Agreement, Executive further represents and warrants that Executive has not assigned and shall never assign any such claim, and that in the event any such claim is filed or prosecuted by any other person or entity, Executive will cooperate fully with the Releasees and will move immediately to withdraw Executive's name and to disassociate Executive completely from any such claim, will request such person or entity to withdraw such claim with prejudice, and will not voluntarily cooperate with or testify on behalf of the person or entity prosecuting such claim.

     8. Executive shall keep confidential, and shall not hereafter disclose to any person, firm, corporation, governmental agency, or other entity other than UTStarcom, Inc. and its designees, any trade secret, proprietary information, or confidential information of the Company, including, but not limited to, information relating to trade secrets, processes, methods, pricing strategies, customer lists, marketing plans, product introductions, advertising or promotional programs, sales, and other confidential business matters.

     9. Unless otherwise required by law, Executive shall not disclose facts relating to or disparage the Company or any parent, subsidiary or affiliate thereof, or the business, operations, personnel, policies or procedures of any of them. Unless otherwise required by law, neither the Company or Audiovox or any person acting on their behalf shall disclose facts relating to or disparage the business or personal reputation of Executive.

     10. Executive shall keep the terms, amount, and fact of this Agreement confidential, and shall not hereafter disclose any information concerning this Agreement to any person, firm., corporation, governmental agency, or other entity without the prior written consent of the Company, except that Executive may disclose this Agreement to his tax and legal advisers and as may become necessary to file income tax returns, keep related financial records, or comply with any court order, subpoena, or other direction by a court, administrative agency, or legislative body,


                                  Exhibit 99.4

     11. Should any provision of this Agreement be declared or determined by a court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

     12. Executive agrees to indemnify and hold harmless each and all of the Releasees from and against any and all loss, cost, damage, or expense, including, but not limited to, attorneys' fees, incurred by the Releasees, or any of them, arising out of any breach by Executive of this Agreement, or the fact that any representation made by Executive in this Agreement was false when made.

     13. This Agreement shall be deemed to have been made at and shall be interpreted, construed, and enforced pursuant to the laws of the State of New York.

     14. As used in this Agreement, the singular or plural number shall be deemed to include the other whenever the context so indicates or requires.

     15. This Agreement sets forth the entire agreement between the parties hereto with respect to Executive's employment with the Company and the termination thereof, fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof, and may not be modified orally.

     16. This Agreement shall not in any way be construed as an admission by the Company of any liability, or of any wrongful or unlawful acts whatsoever against Executive or any other person, and the Company specifically disclaims any liability to or wrongful or unlawful acts against Executive or any other person, on the part of the Company, or any of the other Releasees.

     17. Executive expressly acknowledges, represents, and warrants that the terms and pro- visions of this Agreement herein stated are the only consideration for signing this Agreement; that no other promise or agreement of any kind has been made to or with any person or entity whatsoever to cause the signing of this Agreement; and that, in executing this Agreement, Executive does not rely and has not relied upon any representation or statement made by any of the Releasees or by any of the Releasees' agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Agreement or otherwise.

     18. Notwithstanding any other provision of this Agreement to the contrary:

          (a) Executive, in consideration of the monies paid by the Company, as described in Paragraph 3 of this Agreement (which payments Executive agrees contain consideration in addition to anything of value to which Executive is already entitled), agrees that this Agreement constitutes a knowing and voluntary waiver of all rights or claims Executive may have against the Releasees, or any of them, including, but not limited to, all rights or claims arising under the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA.


                                  Exhibit 99.4

          (b) The Company and Executive agree that, by entering into this Agreement, Executive does not waive rights or claims that may arise after the date this Agreement is executed.

          (c) The Company and Executive agree that this Agreement shall not affect the rights and responsibilities of the U.S. Equal Employment Opportunity Commission (the "EEOC") to enforce the ADEA and other laws, and further agree that this Agreement shall not be used to justify interfering with Executive's protected right to file a charge or participate in an investigation or proceeding conducted by the EEOC. The Company and Executive further agree that Executive knowingly and voluntarily waives all rights or claims (that arose prior to Executive`s execution of this Agreement) Executive may have against the Releasees, or any of them, to receive any benefit or remedial relief (including, but not limited to, reinstatement, back pay, front pay, damages, attorneys' fees, and experts'
     fees) as a consequence of any charge filed with the EEOC, and of any litigation concerning any facts alleged in any such charge.

          (d) The Company and Executive agree that, for a period of seven (7) days following the execution of this Agreement, Executive has the right to revoke this Agreement by written notice of revocation delivered to Charles
     M. Stoehr of the Company, in Hauppauge, New York. The Company and Executive further agree that this Agreement shall not become effective or enforceable until the eighth (8th) day after the execution of this Agreement; and that in the event Executive revokes this Agreement prior to the eighth (8th) day after execution of this Agreement, this Agreement and the promises contained in this Agreement shall automatically be deemed null and void.

          (e) The Company hereby advises and urges Executive in writing to consult with an attorney prior to executing this Agreement. Executive represents and warrants that the Company has advised and urged Executive in writing, as specifically stated in this written Agreement, to consult with an attorney prior to executing this Agreement. Executive further represents and warrants that the Company gave Executive a period of at least twenty-one (21) days to consider this Agreement before executing this Agreement.

          (f) Executive's acceptance of any of the monies paid or benefits provided by the Company, as described in Paragraph 3 of this Agreement, at any time more than seven (7) days after the execution of this Agreement shall constitute an admission by Executive that Executive did not revoke this Agreement during the revocation period of seven (7) days; and shall further constitute an admission by Executive that this Agreement has become effective and enforceable.

          (g) If Executive executed this Agreement at any time prior to the end of the greater than twenty-one (21) day period that the Company gave Executive in which to consider this Agreement, such early execution was a knowing and voluntary waiver of Executive's right to consider this Agreement for at least twenty-one (21) days, and was due to Executive's belief that Executive had ample time in which to consider and understand this Agreement, and in which to review this Agreement with an attorney.



                                  Exhibit 99.4

     19. (a) Audiovox and the Company acknowledge and agree that notwithstanding the termination of Executive's employment with the Company, Executive (subject to shareholder approval before the Termination Date) will continue to serve as a member of the Board of Directors of Audiovox for the year 2004-2005 and thereafter as long as he continues to be elected by the shareholders. While he remains as a director, he is entitled to the following options which have already been granted to him:



       OPTION NUMBER            PRICE            EXPIRATION DATE
           30,000                5.88             August 9, 2005
          326,000               7.6875            July 21, 2007
           75,000               11.000          November 22, 2004
          580,000               15.000          September 9, 2009

          (b) Nothing in this Agreement is intended to release the Releasees from any rights Executive may have, or compensation or other benefitis to which he may be entitled, now or in the future, in his capacity as a Director of Audiovox or any of its subsidiaries, or in his capacity as a shareholder and optionholder of Audiovox.

          (c) Nothing in this Agreement is intended to release the Releasees from any rights to indemnification to which Executive may be entitled as a director and/or officer of Audiovox and the Company under such corporations' certificates of incorporation, by-laws, any indemnification agreement, any policy of directors and officers insurance maintained by Audiovox and the Company, or otherwise at law.

          (d) Nothing in this Agreement is intended to release the Releasees from any rights that Executive may have on the Termination Date for unreimbursed business and travel expenses consistent with past practice, unreimbursed medical and health care expenses covered under health insurance plans, the vested benefits under retirement plans maintained for the benefit of employees of the Company, claims under workers' compensation laws or any claims that he may have against the Releasees that are unrelated to his employment with the Company.

     20. This Agreement shall be null and void if the APA is terminated by the parties thereto.

     21. In consideration of this Agreement, the Company, its officers and directors, release and forever discharge Executive from any and all damages, claims and demands that could be asserted against him arising out of his employment with the Company.

     22. EXECUTIVE EXPRESSLY ACKNOWLEDGES, REPRESENTS, AND WARRANTS THAT EXECUTIVE HAS CAREFULLY READ THIS AGREEMENT AND GENERAL RELEASE; THAT EXECUTIVE FULLY UNDERSTANDS THUS AGREEMENT AND GENERAL RELEASE'S TERMS, CONDITIONS, AND SIGNIFICANCE; THAT EXECUTIVE HAS HAD AMPLE TIME TO CONSIDER THIS AGREEMENT AND



                                  Exhibit 99.4

GENERAL RELEASE; THAT THE COMPANY HAS ADVISED AND URGED EXECUTIVE TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT AND GENERAL RELEASE; THAT EXECUTIVE HAS HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT AND GENERAL RELEASE WITH AN ATTORNEY, AND HAS DONE SO OR HAS DECLINED TO DO SO; AND THAT EXECUTIVE HAS EXECUTED THIS AGREEMENT AND GENERAL RELEASE VOLUNTARILY, KNOWINGLY, AND WITH SUCH ADVICE FROM AN ATTORNEY AS EXECUTIVE DEEMED APPROPRIATE.

PLEASE READ CAREFULLY. THIS AGREEMENT AND GENERAL RELEASE HAS IMPORTANT LEGAL CONSEQUENCES.

Audiovox Communications Corp.                   Executive



By: /s/ Charles M. Stoehr                        By: /s/ Philip Christopher
     Charles M. Stoehr,                                 Philip Christopher
      Vice President

Audiovox Corporation

By: /s/ John J. Shalam
      John J. Shalam,
      President and CEO

STATE OF NEW YORK)
         ss.. COUNTY OF NASSAU)

On June 10, 2004 before me personally came Philip Christopher to me known and known to me to be the individual described in and who executed the foregoing


                                  Exhibit 99.4

Agreement and General Release, and he duly acknowledged to me that he voluntarily and knowingly executed the said Agreement, after having read and understood said Agreement.



/s/ Robert S. Levy
     Robert S. Levy
     Notary Public

                                  Exhibit 99.4
                                       8